SECURITIES  AND EXCHANGE COMMISSION
                        WASHINGTON DC  20549

                            ------------


                              FORM 8-K


                           CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) -- April 21, 1998


                       CULLEN/FROST BANKERS, INC.
           (Exact Name of Registrant as Specified in Charter)


            TEXAS                 0-7275                 74-1751768
----------------------------   -----------          ------------------
(State or Other Jurisdiction   (Commission            (IRS Employer
        of Incorporation)      File Number)         Identification No.)


             100 WEST HOUSTON STREET
                SAN ANTONIO, TEXAS                          78205
       ---------------------------------------            ----------
       (Address of Principal Executive Office)            (Zip Code)





Registrant's telephone number, including area code -- (210) 220-4011

ITEM 5.  OTHER EVENTS
------   -------------

     By press release dated April 21, 1998, the Registrant reported first quarter results for 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
------  -------------------------------------------------------------------
        The following exhibit is filed herewith:

Exhibit
 Number     Description
-------     ------------------------------------
   99.1      Press Release, dated April 21, 1998

                            SIGNATURES
                            ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CULLEN/FROST BANKERS, INC.

Date: April 22, 1998                          By:/s/ Phillip D. Green
                                                 ----------------------
                                                 Phillip D. Green
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number         Description                              Method of Filing
-------        -----------------------------------      ------------------
 99.1          Press Release dated April 21, 1998       Filed herewith